SoFi Select 500 ETF (SFY)

listed on NYSE Arca, Inc.

September 20, 2024

Supplement to the Summary Prospectus, Prospectus

and Statement of Additional Information (“SAI”),

each dated June 28, 2024

The Board of Trustees of Tidal ETF Trust (“Trust”) has approved a reverse stock split of the issued and outstanding shares of the SoFi Select 500 ETF (the “Fund”). After the close of trading on the NYSE Arca, Inc. (the “Exchange”) on October 1, 2024 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

Reverse Split Ratio	Approximate decrease in total number of outstanding shares
1:5	80%

Effective after the close of the market on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

Old CUSIP	New CUSIP
886364207	886364173

As a result of this reverse split, every 5 shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 80%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately five times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on October 2, 2024.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-five reverse split anticipated for the Fund.

	# of Shares Owned	ETF NAV	Value of Investment
Before Reverse Split	500	$10	$5,000
After Reverse Split	100	$50	$5,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

Please retain this Supplement for future reference.